ADVANCED SERIES TRUST

AST International Growth Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus dated April 29, 2013

This supplement sets forth changes to the Summary Prospectus for the AST International Growth Portfolio (the Portfolio), dated April 29, 2013, of Advanced Series Trust (the Trust). The following should be read in conjunction with the Summary Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved replacing Marsico Capital Management, LLC (Marsico) as a subadviser to the Portfolio with Neuberger Berman Management LLC. This change is expected to become effective on June 17, 2013.

To reflect these changes, the Trust’s Prospectus and the Summary Prospectus for the Portfolio are revised as follows:

I.	All references to Marsico are hereby deleted in the Summary Prospectus.
II.	The following is added to the “Management of the Portfolio” table in the Summary Prospectus:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Benjamin Segal, CFA	Managing Director	June 2013
AST Investment Services, Inc.

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